Exhibit 10.2(g)

OMNIBUS AMENDMENT
This OMNIBUS AMENDMENT, dated as of December 1, 2015 (this "Amendment"), is AMENDMENT NO. 1 to the AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT and AMENDMENT NO. 4 to the RECEIVABLES PURCHASE AGREEMENT, each as defined below.
R E C I T A L S
WHEREAS, Celanese International Corporation, as servicer (the "Servicer"), CE Receivables LLC, as buyer (the "SPV"), and certain other parties party thereto as originators have entered into that certain Amended and Restated Purchase and Sale Agreement, dated as of February 2, 2015 (the "Sale Agreement").
WHEREAS, the Servicer, the SPV, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrator (in such capacity, together with its successors and assigns, the "Administrator") and certain other parties from time to time party thereto have entered into that certain Receivables Purchase Agreement, dated as of August 28, 2013 (as amended, supplemented or otherwise modified, the "Receivables Purchase Agreement" and, together with the Sale Agreement, the "Specified Agreements").
WHEREAS, on the date hereof, Celanese U.S. Sales LLC, a Delaware limited liability company agreement, is merging with and into Celanese Sales U.S. Ltd., a Texas limited partnership, and thereupon, Celanese Sales U.S. Ltd. will become the sole member of SPV (the "Membership Transfer") and continue to be an Originator under the Receivables Purchase Agreement, as well as accept and assume all rights and obligations of Celanese U.S. Sales LLC as an Originator thereunder.
WHEREAS, in connection with the Membership Transfer, Celanese Sales U.S. Ltd. and Steven Novack, as "Independent Director" (as such term is defined therein), are entering into that certain Amended and Restated Limited Liability Company Agreement of CE Receivables LLC, dated the date hereof (the "Amended LLC Agreement").
WHEREAS, the parties to the Specified Agreements wish to modify the same upon the terms hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to such terms in Exhibit I to the Receivables Purchase Agreement.

SECTION 2.Amendments to the Specified Agreements. All references in the Specified Agreements to "Celanese U.S. Sales LLC" and "Celanese U.S. Sales LLC, a Delaware limited liability company" shall be deemed to be references to "Celanese Sales U.S. Ltd. (as successor to Celanese U.S. Sales LLC)" and "Celanese Sales U.S. Ltd. (as successor to Celanese U.S. Sales LLC), a Texas limited partnership," respectively.

SECTION 3.Acknowledgment and Agreement. The parties hereto hereby acknowledge and agree that (i), on the date hereof, Celanese Sales U.S. Ltd. shall automatically and unconditionally assume from Celanese U.S. Sales LLC all of the latter's rights, powers and obligations under the Sale Agreement and any other Transaction Document to which it is a party (including its limited liability company agreement) without the requirement of any further action by any Person or entity and (ii) pursuant to Section 1(k) of Exhibit IV of the Receivables Purchase Agreement, the execution of the Amended LLC Agreement is hereby consented to by the Administrator and Majority Purchaser Agents.

SECTION 4.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Specified Agreements shall remain in full force and effect. After this Amendment becomes effective, all references in the Specified Agreements and each of the other Transaction Documents to "this Agreement", "hereof", "herein", or words of similar effect referring to either of the Specified Agreements shall be deemed to be references to the corresponding Specified Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of either of the Specified Agreements (or any related document or agreement) other than as expressly set forth herein.

SECTION 5.Effectiveness. This Amendment shall become effective on the date hereof upon the Administrator's and each Purchaser Agent's receipt of counterparts of this Amendment executed by each of the parties hereto.

SECTION 6.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

SECTION 7.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 8.Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Specified Agreements or any other Transaction Document or any provision hereof or thereof.

SECTION 9.Transaction Document. This Amendment shall constitute a Transaction Document under the Specified Agreements.

SECTION 10.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 11.Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CELANESE INTERNATIONAL
CORPORATION, as the initial Servicer

By: /s/ CHRISTOPHER W. JENSEN
Name: Christopher W. Jensen
Title: Senior Vice President, Finance

CELANESE U.S. SALES LLC, as an Originator

By: /s/ KEVIN OLIVER
Name: Kevin Oliver
Title: Vice President

CELANESE LTD., as an Originator

By: Celanese International Corporation, its general
partner

By: /s/ CHRISTOPHER W. JENSEN
Name: Christopher W. Jensen
Title: Senior Vice President, Finance

TICONA POLYMERS, INC., as an Originator

By: /s/ RONNIE D. BERRY
Name: Ronnie D. Berry
Title: Vice President, Global Taxes

CELANESE SALES U.S. LTD., as an Originator

By: Celanese International Corporation, its general
partner

By: /s/ CHRISTOPHER W. JENSEN
Name: Christopher W. Jensen
Title: Senior Vice President, Finance

Omnibus Amendment (Celanese)

CE RECEIVABLES LLC, as the Seller

By: /s/ CHUCK B. KYRISH
Name: Chuck B. Kyrish
Title: Vice President and Assistant Treasurer

Omnibus Amendment (Celanese)

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as a Related
Committed Purchaser and as an LC Bank

By: /s/ MARK S. CAMPBELL
Name: Mark S. Campbell
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as a Purchaser
Agent

By: /s/ ERIC WILLIAMS
Name: Eric Williams
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as Administrator

By: /s/ ERIC WILLIAMS
Name: Eric Williams
Title: Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser

By: /s/ DAVID V. DEANGELIS
Name: David D. DeAngelis
Title: Vice President

Omnibus Amendment (Celanese)

PNC BANK, NATIONAL ASSOCIATION, as
Related Committed Purchaser and as an LC Bank

By: /s/ MICHAEL BROWN
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a
Purchaser Agent

By: /s/ MICHAEL BROWN
Name: Michael Brown
Title: Senior Vice President

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Omnibus Amendment (Celanese)